UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2011

CHINA SHESAYS MEDICAL COSMETOLOGY INC.
(Exact Name of Registrant as Specified in Charter)

Sichuan SHESAYS Cosmetology Hospital Co., Ltd.
New No. 83, Xinnan Road, Wuhou District
Chengdu City, Sichuan Province, P.R. China 610041
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: 86-028-8548-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On management’s recommendation and in consultation with Baker Tilly Hong Kong Limited (“BTHK”), our independent registered public accounting firm, we concluded on July 15, 2011 that the financial statements of China SHESAYS Cosmetology Inc. (the “Company”) for the fiscal year ended December 31, 2010 and three months period ended March 31, 2011, as presented in our Annual Report on Form 10-K filed on March 31, 2011 and Quarterly Report on Form 10-Q filed on May 16, 2011, (the “2010 Annual and 2011 First Quarter Financial Statements”), should no longer be relied upon due to the accounting issues set forth below.

On July 15, 2011, as a result of the preparation of the responses to comments the Company received from the Securities and Exchange Commission (the “SEC”) in connection with the SEC’s review of the Company’s Amendment No. 2 to the Registration Statement on Form S-1 filed on May 13, 2011, based on its communications with the Company’s auditor, the Company determined that the Company’s financial statements for the year ended December 31, 2010, and the three months period ended March 31, 2011 should no longer be relied upon as a result of certain errors regarding: (i) pre-operating expenses wrongly recorded as other current assets; (ii) under-provisions of rental expenses for clinics that had not yet commenced business; (iii) income tax expense for the above items; (iv) foreign currency translation gain or loss for the above items; and (v) an over statement of payments to acquire property and equipment in cash flows from investing activities and increases in other payables and accrued liabilities included in cash flows from operating activities in the statement of cash flows for the year ended December 31, 2010.

The Company is currently evaluating the cumulative impacts of these errors to the financial statements for the reporting periods in question, and will issue further disclosure detailing the impact and the net result of these changes to the financial statements. The Company is preparing amended reports for the December 31, 2010 Form 10-K and March 31, 2011 Form 10-Q, including restated financial statements, and will file those amended reports with the SEC as soon as possible. As all of the errors noted herein are related to pre-operating expenses incurred by clinics before their commencing business, which the Company genuinely believed can be recognized as assets, the Company will not report any changes to its previously disclosed revenues, cash balances or liquidity and capital resources disclosures.

Accordingly, the Company has decided to restate 2010 Annual and 2011 First Quarter Financial Statements by disclosing the effect of these accounting issues in an amendment to the Form 10-K and Form 10-Q filed for the fiscal year ended December 31, 2010 and the three months period ended March 31, 2011.

Our Board of Directors and executive officers have discussed the above matters with BTHK.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHESAYS MEDICAL COSMETOLOGY INC.

Date: July 15, 2011

By: /s/ Yixiang Zhang
Name: Yixiang Zhang
Title: Chief Executive Officer